Exhibit 4.1

                      [NorthEast Optic Network, Inc. Logo]

NUMBER                                                                    SHARES
NOPT

                          NorthEast Optic Network, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS OR NEW YORK, NEW YORK

COMMON STOCK                                                SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

This Certifies that                                              CUSIP





is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF
                          NorthEast Optic Network, Inc.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and the By-laws of the Corporaton, each as from time to time amended.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ William Fennell                                        /s/ Richard Crabtree
    ---------------                                        ---------------------
    Treasurer                                              CHAIRMAN OF THE BOARD

                         NorthEast Optic Network, Inc.
                                     [SEAL]
                                      1998
                                    DELAWARE

COUNTERSIGNED AND REGISTERED:
                  BankBoston, N.A.
                                        TRANSFER AGENT
                                         AND REGISTRAR

BY

                                       AUTHORIZED SIGNATURE

                          NorthEast Optic Network, Inc.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHARGE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT -________Custodian________
TEN ENT - as tenants by the entireties                           (Cost)          (Minor)
JT TEN  - as joint tenants with right                           under Uniform Gifts to Minors
          of survivorship and not as                            Act______________________
          tenants in common                                               (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________
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________________________________________________________________________________
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________



________________________________________________________________________________



__________________________________________________________________________Shares
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated__________________________        X________________________________________
                                        NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.


Signature(s) Guaranteed:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.